UNITED  STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON,  D.C.  20549

                                    FORM  8-K

                                  CURRENT  REPORT
  Pursuant  to  Section  13  or  15(d) of the Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest
event  reported):  February  24,  2012

                             SANTOS RESOURCE CORP.
             (Exact name of registrant as specified in its Charter)

         Nevada                     000-53520                 98-0507846
(State or other jurisdiction  (Commission File Number)      (IRS Employer
    of Incoorporation)                                  Identification Number)

                         One Riverway Drive, Suite 1700
                              Houston, Texas 77056
                                  713-840-6495
           (Address and telephone number of principal executive offices, including zip code)

                      ___________________________________
           (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]     Written  communications  pursuant to Rule 425 under the Securities
Act  (17  CFR  230.425)

     [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange  Act   (17  CFR  240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     In a Current Report on Form 8-K filed on January 20, 1012, Santos Resource Corp. ("Registrant") reported (among other things) that it had commenced on November 17, 2011 a private placement of shares of its common stock, par value $.001 per share (the "Shares"), at a price of $0.125 per Share. As of January 20, 1012, Registrant had sold an aggregate of 3.0 million Shares to six accredited investors, resulting in cash proceeds equaling $375,000. From February 7, 2012 through March 1, 2012, Registrant sold in the private placement an aggregate of 5.48 million additional Shares, resulting in additional cash proceeds equaling $685,000. The additional Shares were issued to a total of 13 investors, of whom two had already acquired Shares earlier in the private placement. All of the additional investors are accredited investors. Registrant intends to continue the preceding private placement, possibly through the middle of March 2012, with a view of selling an additional 1.12 million
Shares for an additional $140,000 in proceeds to Registrant. This Report is neither an offer to sell nor the solicitation of an offer to buy the Shares or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

     The issuances of the Shares described in this Item 3.02 are claimed to be exempt pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D under the Act. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to accredited investors, and subsequent transfers were restricted in accordance with the requirements of the Act.

     None  of  the  securities the issuances of which are described in this Item
3.02 were registered under the Act, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SANTOS  RESOURCE  CORP.
                                              (Registrant)

Date:  March  1,  2012                        By:  /s/Keith  J.  McKenzie
                                              -----------------------
                                              Keith  J.  McKenzie,
                                              Chief  Executive  Officer